                                                                  Exhibit (g)(v)


                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------

A.  Sweep Funds
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Intermediate Shares                         January 31, 2003

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:    _____________________
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President
                                                   and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    _____________________
                                            Name:  Randall W. Merk
                                            Title: Executive Vice President

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                   FEE
             ----                                                                   ---
A.           Sweep Funds
             Schwab Money Market Fund                                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Government Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Municipal Money Fund-Sweep Shares                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab California Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab New York Municipal Money Fund-Sweep Shares                      An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Government Cash Reserves Fund                                   An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

             Schwab Florida Municipal Money Fund                                    An annual fee, payable monthly, of
                                                                                    twenty five one-hundredths of one
                                                                                    percent (.25%) of the Fund's average
                                                                                    daily net assets

B.           Other Funds
             Schwab Value Advantage Money Fund - Investor Shares                    An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab Value Advantage Money Fund - Institutional Shares               An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab Value Advantage Money Fund - Intermediate Shares                An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab Institutional Advantage Money Fund                              An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab Retirement Money Fund                                           An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab Municipal Money Fund-Value Advantage Shares                     An annual fee, payable monthly, of
                                                                                    five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab California Municipal Money Fund-Value Advantage Shares          An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets

             Schwab New York Municipal Money Fund-Value Advantage Shares            An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       five one-hundredths of one percent
                                                                                    (.05%) of the Fund's average daily
                                                                                    net assets



                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:    _____________________
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President
                                                   and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    ______________________
                                            Name:  Randall W. Merk
                                            Title: Executive Vice President